UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 8, 2024

Date of Report (date of earliest event reported)
APYX MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31885	11-2644611
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
5115 Ulmerton Road, Clearwater, Florida 33760
(Address of principal executive offices, zip code)
(727) 384-2323
Registrant's telephone number, including area code
_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	APYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 8, 2024, the following proposals were submitted to the stockholders of Apyx Medical Corporation (the “Company”) at its annual meeting of stockholders: (1) the election of eight (8) directors; and (2) the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 25, 2024.

The following are the final voting results for each proposal.

Proposal 1:	The Company’s stockholders elected each of the following eight (8) directors to serve on the Board of Directors of the Company until the 2025 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, by the following vote:

	Name	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes

	Stavros G. Vizirgianakis	14,111,703	92,624	5,246	7,211,012

	Charles D. Goodwin	13,178,641	867,864	163,068	7,211,012

	Michael Geraghty	13,457,404	584,101	168,068	7,211,012

	Lawrence J. Waldman	13,459,116	582,389	168,068	7,211,012

	John Andres	13,506,328	535,177	168,068	7,211,012

	Craig Swandal	13,650,856	390,625	168,092	7,211,012

	Minnie Baylor-Henry	13,506,826	535,574	167,173	7,211,012

	Wendy Levine	13,604,393	435,548	169,632	7,211,012

Proposal 2:	The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 by the following vote:
	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
	20,781,403	595,809	43,373	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2024	Apyx Medical Corporation

	By:	/s/ Matthew Hill
Matthew Hill
Chief Financial Officer, Secretary and Treasurer